UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

THE HAIN CELESTIAL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22818	22-3240619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 River Street,
Hoboken, New Jersey		07030
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 587-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HAIN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by The Hain Celestial Group, Inc. (“Hain”) on February 2, 2026, Hain entered into an asset purchase agreement with Snackruptors Inc. (“Snackruptors”) dated as of January 30, 2026 (the “Purchase Agreement”) pursuant to which Snackruptors agreed to acquire from Hain its North American Snacks business, including Garden Veggie Snacks™, Terra® chips and Garden of Eatin’® snacks as well as certain private label products, subject to the terms and conditions set forth therein (the “Transaction”). On February 27, 2026, Hain completed the Transaction and received $111.2 million in cash, reflecting the total purchase price of $115.0 million less the holdback of an estimate for a customary inventory adjustment, which is subject to finalization following the closing.

The unaudited pro forma consolidated statements of operations for Hain for the six months ended December 31, 2025 and for the fiscal year ended June 30, 2025, and an unaudited pro forma consolidated balance sheet as of December 31, 2025, in each case giving effect to the Transaction, is attached hereto as Exhibit 99.2.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to Hain’s Form 8-K filed on February 2, 2026, and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 2, 2026, Hain issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Hain under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1

Asset Purchase Agreement dated as of January 30, 2026 by and between The Hain Celestial Group, Inc. and Snackruptors Inc. (incorporated by reference to Exhibit 2.1 of Hain’s Current Report on Form 8-K filed with the SEC on February 2, 2026).

99.1	Press Release of The Hain Celestial Group, Inc. dated March 2, 2026
99.2

Unaudited pro forma consolidated balance sheet of Hain as of December 31, 2025 and unaudited pro forma consolidated statements of operations of Hain for the six months ended December 31, 2025 and for the fiscal year ended June 30, 2025, in each case, giving effect to the Transaction, and the related notes thereto.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HAIN CELESTIAL GROUP, INC.

Date:	March 4, 2026	By:	/s/ Lee A. Boyce
Lee A. Boyce Chief Financial Officer